Exhibit 10.4

Execution Version

Assignment of Units

This Assignment of Units (this “Agreement”) is entered into as of August 24, 2026, by and among October’s Very Own ULC, a British Columbia unlimited liability company (“Assignor”), OWL Opco, LLC, a Delaware limited liability company (“Assignee”) and ABG Intermediate Holdings 2, LLC, a Delaware limited liability company (the “Managing Member”). Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to such terms in the Amended and Restated Limited Liability Company Agreement of ABG-OVO LLC, dated as of August 24, 2026 (as amended from time to time, the “Operating Agreement”).

RECITALS

WHEREAS, Assignor owns, beneficially and of record, 49 Class A Units representing a 49% Percentage Interest (the “OVO Units”) in ABG-OVO LLC, a Delaware limited liability company (the “Company”).

WHEREAS, Assignor desires to transfer, convey, deliver and assign to Assignee, from the OVO Units, all of its right, title and interest in and to 5 Class A Units representing a 5% Percentage Interest (the “Assigned Units”) in the Company, and Assignee desires to accept the Assigned Units.

WHEREAS, in consideration for the Assigned Units, Assignee desires to pay to Assignor, and Assignor desires to accept, $6,000,000.00 (the “Purchase Price”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Assignment. Subject to the terms and conditions set forth herein, including receipt of the Purchase Price, Assignor shall and hereby does transfer, convey, deliver and assign to Assignee, and Assignee agrees to and hereby does purchase and accept, all of Assignor’s right, title, and interest in and to the Assigned Units (the “Assignment”).

2.
Cash Consideration. In consideration for the Assigned Units, Assignee hereby agrees to pay Assignor on the date hereof the aggregate purchase price equal to the Purchase Price in cash in US Dollars by wire transfer of immediately available funds to an account designated in writing by Assignor to Assignee.

3.
Approval of Transfer. The Managing Member and Assignor, by executing this Agreement, hereby approve the Transfer of the Assigned Units pursuant to the terms of this Agreement and hereby waive, solely with respect to the transactions contemplated by this Agreement, any right of first refusal, repurchase right, consent right or other transfer restriction or similar right that the Managing Member, Assignor or the Company may have under the Operating Agreement. The Managing Member shall cause the Schedule of Members to be updated to reflect the Transfer upon the later of the execution and delivery of the Joinder (as defined below) and the delivery of the Purchase Price.

4.
Joinder. As a condition to the effectiveness of the Transfer contemplated herein, Assignee shall, concurrently with the execution of this Agreement, execute and deliver to the Company a joinder to the Operating Agreement in compliance with Section 8.9 thereof, in the form attached hereto on Exhibit A (the “Joinder”). The Transfer of the Assigned Units shall not be deemed completed, and Assignee shall not be admitted as a Substituted Member, until the Joinder has been duly executed and delivered.

5.
Tax Treatment. For U.S. federal income tax (and any applicable corresponding state and local tax) purposes, the parties hereto intend that the Assignment be treated as a sale of a partnership interest in accordance with the Internal Revenue Code of 1986, as amended (the “Code”) Section 741.

6.
Tax Elections. The Managing Member shall cause the Company to make an election under Section 754 of the Code with respect to the taxable year of the Company that includes the date hereof in respect of the Transfer contemplated by this Agreement.

7.
Withholding. Assignee shall be entitled to deduct and withhold from the Purchase Price any withholding taxes or other amounts required under the Code or any applicable tax law to be deducted and withheld (including, without limitation, under Sections 1445 and 1446(f) of the Code), taking into account the certifications provided by Assignor pursuant to this Section 7; provided, however, that Assignee shall consult in good faith with Assignor to reduce or eliminate the amount of such withholding. To the extent that any such amounts are so deducted or withheld and remitted to the applicable taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to Assignor. Prior to the payment of the Purchase Price, Assignor shall have delivered to Assignee (a) a duly completed and valid IRS Form W-8 IMY attaching a duly completed and valid IRS Form W-9 from each owner thereof and (b) a statement satisfying the requirements of Treasury Regulations Section 1.1445-11T(d)(2)(i).

8.
Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

9.
Amendment and Modification. This Agreement may not be amended or modified in any manner other than by a written agreement signed by the parties hereto.

10.
Governing Law; Dispute Resolution. This Agreement shall be governed by and construed in accordance with Section 14.3 of the Operating Agreement, which is herein incorporated by reference. All disputes arising under this Agreement shall be adjudicated in accordance with Sections 14.4 and 14.5 of the Operating Agreement, which are herein incorporated by reference.

11.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

12.
Representations and Warranties of Assignor. Assignor hereby represents and warrants to the Managing Member and the Company that: (a) Assignor is the sole legal and beneficial owner of the Assigned Units, free and clear of all liens, claims, encumbrances and restrictions (other than those set forth in the Operating Agreement); (b) Assignor has full right, power and authority to execute this Agreement and to transfer the Assigned Units to Assignee; (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not violate any agreement, instrument or obligation to which Assignor is a party or by which Assignor is bound; and (d) no consent or approval of any third party is required for Assignor to consummate the Assignment other than as provided herein.

13.
Representations and Warranties of Assignee. Assignee hereby represents and warrants to the Managing Member and the Company that: (a) Assignee has full right, power and authority to execute this Agreement and to perform its obligations hereunder; (b) Assignee is acquiring the Assigned Units for its own account for investment purposes only and not with a view to distribution or resale; (c) Assignee is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended; and (d) Assignee has received and reviewed the Operating Agreement and understands and agrees to be bound by the terms thereof.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set out above.

[Signature Page to Assignment of Units (OVO to Vince)]

ASSIGNEE:

OWL OPCO, LLC

By:	/s/ Brendan Hoffman
Name:	Brendan Hoffman
Title:	Authorized Signatory

[Signature Page to Assignment of Units (OVO to Vince)]

ACKNOWLEDGED AND AGREED:

MANAGING MEMBER:

ABG Intermediate Holdings 2, LLC

By:	/s/ Jay Dubiner
Name:	Jay Dubiner
Title:	Chief Legal Officer

[Signature Page to Assignment of Units (OVO to Vince)]

EXHIBIT A

ABG-OVO LLC

JOINDER AGREEMENT

Reference is hereby made to that certain Amended and Restated Limited Liability Company Agreement of ABG-OVO LLC, a Delaware limited liability company, dated as of August 24, 2026 (as may be further amended from time to time, the “Operating Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Operating Agreement.

By and upon execution of this Joinder Agreement, effective as of August 24, 2026 (the “Effective Date”), the undersigned: (a) shall be a party to the Operating Agreement, (b) accepts and agrees to be subject to all terms and conditions of the Operating Agreement, (c) shall be considered a Member thereunder and as a holder of Class A Units, granted pursuant to that certain Assignment of Units, dated as of the Effective Date and (d) shall be entitled to the rights and benefits and subject to the duties and obligations of a Member and a holder of Class A Units thereunder, in each case as fully as if the undersigned were an original signatory thereto in such capacity.

The undersigned hereby represents and warrants to the Company that the representations and warranties contained in Section 12.2 of the Operating Agreement are true and correct with respect to the undersigned as of the Effective Date. Such representations and warranties are incorporated herein by reference as if set forth in full.

The undersigned agrees, both before and after the Effective Date: (i) to use the undersigned’s best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the joinder and other transactions contemplated by this Joinder Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the joinder or other transactions contemplated hereunder and (iii) to cooperate with the Company in connection with the foregoing.

Unless otherwise specified in writing by the undersigned, the address for delivery of notices to the undersigned for purposes of the Operating Agreement shall be the address set forth on the signature page hereto. This Joinder Agreement shall not constitute an amendment or waiver of any provision of the Operating Agreement, which shall continue and remain in full force and effect in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the Effective Date.

OWL OPCO, LLC

Address for Notice Purposes:

500 Fifth Avenue

20th Floor

New York, NY 10110

Attn: General Counsel

Phone: 323-421-5980

Email: legal@vince.com

[Signature Page to Joinder Agreement]